                                                                    EXHIBIT 10.6


                            AEI HOLDING COMPANY, INC.

                                  $200,000,000
                            10% SENIOR NOTES DUE 2007

                               PURCHASE AGREEMENT

                                                                November 6, 1997

NationsBanc Montgomery Securities, Inc.
100 North Tryon Street
Charlotte, North Carolina 28255

Ladies and Gentlemen:

                  AEI Holding Company, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to you (the "Initial Purchaser") $200,000,000 in aggregate principal amount of its 10% Senior Notes due 2007 (the "Notes"). The Notes will be fully and unconditionally guaranteed (the "Guarantees" and, collectively with the Notes, the "Securities") on a senior unsecured basis, jointly and severally, by each domestic subsidiary of the Company listed on the signature page hereto (the "Guarantors"). The Securities are to be issued pursuant to an indenture (the "Indenture"), dated as of the Closing Date (as defined below), by and among the Company, the Guarantors and IBJ Schroder Bank & Trust Company. As used in this Agreement, references to the "Issuers" shall mean the Company and the Guarantors.

                  The sale of the Securities to the Initial Purchaser will be made without registration of the Securities under the Securities Act of 1933, as amended (the "Securities Act"), in reliance upon exemptions from the registration requirements of the Securities Act. You have advised the Issuers that you will offer and sell the Securities purchased by you hereunder in accordance with Section 3 hereof as soon as you deem advisable.

                  In connection with the sale of the Securities, the Issuers have prepared a preliminary offering memorandum, dated October 21, 1997 (the "Preliminary Memorandum") and a final offering memorandum, dated November 6, 1997 (the "Final Memorandum"). Each of the Preliminary Memorandum and the Final Memorandum sets forth certain information concerning the Issuers and the Securities. The Issuers hereby confirm that they have authorized the use of the Preliminary Memorandum and the Final Memorandum, and any amendment or supplement thereto, in connection with the offer and sale of the Securities by the Initial Purchaser. Unless stated to the contrary, all references herein to the Final Memorandum are to the Final Memorandum at the time of execution and delivery of this Agreement (the "Execution Time") and are not meant to include any amendment or supplement, or any information incorporated by reference therein, subsequent to the Execution Time.

                  The Initial Purchaser and its direct and indirect transferees will be entitled to the benefits of the Registration Rights Agreement, substantially in the form attached hereto as Exhibit A (the "Registration Rights Agreement"), pursuant to which the Issuers will agree to use their best efforts to commence an offer to exchange the Securities for securities that have been registered under the Securities Act and that otherwise are identical in all respects to the Securities (the "Exchange

Securities"), or to cause a shelf registration statement to become effective under the Securities Act and to remain effective for the period designated in such Registration Rights Agreement.

         1. REPRESENTATIONS AND WARRANTIES. The Issuers jointly and severally represent and warrant to the Initial Purchaser as follows:

                  (a) The Preliminary Memorandum, at the date thereof, did not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Final Memorandum, at the date hereof, does not, and at the Closing Date will not (and any amendment or supplement thereto, at the date thereof and at the Closing Date, will not), contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Issuers make no representation or warranty as to the information relating to the Initial Purchaser contained in or omitted from the Preliminary Memorandum or the Final Memorandum, or any amendment or supplement thereto, in reliance upon and in conformity with information furnished in writing to the Issuers by or on behalf of the Initial Purchaser specifically for inclusion therein.

                  (b) Neither the Issuers, nor any of their "Affiliates" (as defined in Rule 501(b) of Regulation D under the Securities Act ("Regulation D")), nor any person acting on their behalf has, directly or indirectly, made offers or sales of any security, or solicited offers to buy any security, under circumstances that would require the registration of the Securities under the Securities Act. Neither the Issuers, nor any of their Affiliates, nor any person acting on their behalf has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Securities, provided, that the Issuers make no representation in this sentence regarding the Initial Purchaser. The Securities satisfy the eligibility requirements of Rule 144A(d)(3) under the Securities Act. The Final Memorandum and each amendment or supplement thereto, as of its date, contains the information specified in Rule 144A(d)(4) under the Act. The Issuers have been advised by the National Association of Securities Dealers, Inc. Private Offerings, Resales and Trading through Automated Linkages Market ("PORTAL") that the Securities have been designated PORTAL eligible securities in accordance with the rules and regulations of the National Association of Securities Dealers, Inc.

                  (c) None of the Issuers nor any of their respective affiliates or any person acting on its or their behalf (other than the Initial Purchaser, as to whom the Issuers make no representation) has engaged or will engage in any directed selling efforts within the meaning of Regulation S under the Securities Act ("Regulation S") with respect to the Securities. The Securities offered and sold in reliance on Regulation S have been and will be offered and sold only in offshore transactions. The sale of the Securities pursuant to Regulation S is not part of a plan or scheme to evade the registration provisions of the Securities Act. No registration under the Securities Act of the Securities is required for the sale of the Securities to the Initial Purchaser as contemplated hereby or for the Exempt Resales (as defined below) assuming the accuracy of, and compliance with, the Initial Purchaser's representations, warranties and agreements set forth in this Agreement. The Securities sold pursuant to Regulation S will initially be represented by a temporary global security as required by Rule 903 of Regulation S.

                  (d) Neither the Company nor any of its subsidiaries is, or will be after giving effect to the offering and sale of the Securities and the application of the proceeds therefrom as described in the Final Memorandum, an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act").

                  (e) Assuming that (i) the representations and warranties and covenants of the Initial Purchaser contained in Section 3 hereof are true and correct and (ii) the Initial Purchaser complies with its agreements contained in Section 3 hereof, (A) registration under the Securities Act of the Securities or qualification of the Indenture under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), is not required in connection with the offer and sale of the Securities to the Initial Purchaser in the manner contemplated by the Final Memorandum or this Agreement and (B) initial resales of the Securities by the Initial Purchaser on the terms and in the manner set forth in the Final Memorandum and Section 3 hereof are exempt from the registration requirements of the Securities Act.

                  (f) Since the respective dates as of which information is given in the Preliminary Memorandum and the Final Memorandum, except as otherwise stated therein, (i) there has been no material adverse change in the condition (financial or otherwise), results of operations, affairs or business prospects of the Company and its subsidiaries considered as a whole, whether or not arising in the ordinary course of business and (ii) there have been no material transactions entered into by the Company or any of its subsidiaries (collectively, a "Material Adverse Change").

                  (g) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the state of its incorporation with corporate power and authority to own, lease and operate its properties and conduct its business as described in the Preliminary Memorandum and the Final Memorandum; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which the conduct of its business requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not, singly or in the aggregate, reasonably be expected to have a material adverse effect on the condition (financial or otherwise), results of operations, affairs or business prospects of the Company and its subsidiaries considered as a whole (a "Material Adverse Effect").

                  (h) All of the issued and outstanding capital stock of the Company at November 6, 1997, was as set forth in the "Actual" column under the caption "Capitalization" in the Preliminary Memorandum and the Final Memorandum. All of the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable. Attached as Schedule A hereto is a complete and accurate list of each subsidiary of the Company. Each of the subsidiaries of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and conduct its business as described in the Preliminary Memorandum and the Final Memorandum and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which the conduct of its business requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect. All of the issued and outstanding capital stock of each subsidiary has been duly authorized and validly issued and is fully paid and nonassessable, and, except as described in the Preliminary

         Memorandum and the Final Memorandum, all shares of capital stock of each subsidiary are owned by the Company, directly or through subsidiaries, free and clear of any mortgage, pledge, lien, encumbrance, claim or equity.

                  (i) This Agreement has been duly authorized, executed and delivered by the Issuers and constitutes the valid and binding agreement of the Issuers, enforceable against the Issuers in accordance with its terms, except that (i) enforcement thereof may be subject to (A) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and (B) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and (ii) the enforceability of any indemnification or contribution provisions thereof may be limited under applicable securities laws or the public policies underlying such laws.

                  (j) The Notes have been duly authorized by the Company, and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchaser in accordance with this Agreement, will constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, and will be entitled to the benefits, of the Indenture, except that enforcement thereof may be subject to (A) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and (B) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

                  (k) The Guarantees endorsed on the Notes have been duly authorized by each Guarantor and, when the Notes are executed and authenticated in accordance with the provisions of the Indenture and delivered to the Initial Purchaser in accordance with this Agreement, the Guarantees will constitute the valid and binding obligation of the Guarantors enforceable against the Guarantors in accordance with their terms and will be entitled to the benefits of the Indenture except that enforcement thereof may be subject to (A) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and (B) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

                  (l) The Indenture has been duly authorized by the Issuers. When the Securities are delivered and paid for pursuant to this Agreement on the Closing Date, the Indenture will have been duly executed and delivered by the Issuers and, assuming the due execution and delivery thereof by the Trustee, will constitute a valid and binding agreement of the Issuers, enforceable against the Issuers in accordance with its terms, except that enforcement thereof may be subject to (A) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and (B) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

                  (m) The Exchange Securities have been duly authorized and, when duly executed, authenticated, issued and delivered, will be validly issued and outstanding, and will constitute the valid and binding obligations of the Issuers, entitled to the benefits of the Indenture and enforceable against the Issuers in accordance with their terms except that enforcement thereof may be subject to (A) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and (B) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).


                  (n) The Registration Rights Agreement has been duly authorized by the Issuers and, when duly executed and delivered by the Issuers (assuming the due execution and delivery by the Initial Purchaser), will constitute a valid and binding agreement of the Issuers, enforceable against the Issuers in accordance with its terms except that (i) enforcement thereof may be subject to (A) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and (B) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and (ii) the enforceability of any indemnification or contribution provisions thereof may be limited under applicable securities laws or the public policies underlying such laws.

                  (o) On the Closing Date, the New Credit Agreement (as defined in the Final Memorandum) and the guarantee of the obligations thereunder by the Guarantors (a) shall have been duly authorized, executed and delivered by the Company and the Guarantors, respectively, and will constitute the valid and binding agreement of the Company and the Guarantors, respectively, enforceable against the Company and the Guarantors, as applicable, in accordance with their terms except that enforcement thereof may be subject to (A) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and (B) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law). On the Closing Date, no event of default or event which, with the giving of notice or passage of time or both, would constitute an event of default shall have occurred under the New Credit Agreement or the guarantees thereof by the Guarantors and all conditions to the extension of credit thereunder shall have been satisfied without waiver (or with waiver if such waiver is reasonably acceptable to the Initial Purchaser).

                  (p) On the Closing Date, a Subsidiary Intercompany Note (as defined in the Final Memorandum) from the Company to Bowie Resources, Limited, a majority-owned subsidiary of the Company ("Bowie"), (a) shall have been duly authorized, executed and delivered by the Company and Bowie and will constitute the valid and binding agreement of the Company and Bowie, respectively, enforceable against the Company and Bowie, as applicable, in accordance with their terms except that enforcement thereof may be subject to (A) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and (B) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law). On the Closing Date, no event of default or event which, with the giving of notice or passage of time or both, would constitute an event of default shall have occurred under the Subsidiary Intercompany Note and all conditions to the extension of credit thereunder shall have been satisfied without waiver (or with waiver if such waiver is reasonably acceptable to the Initial Purchaser).

                  (q) The execution, delivery and performance of this Agreement, the Indenture, the Registration Rights Agreement, the New Credit Agreement and the Subsidiary Intercompany Note by the Issuers and Bowie (to the extent each is a party thereto), and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which either the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the properties or assets of the Company or any of its subsidiaries are subject, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries or any statute to which they may be subject or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets (except to the extent any such conflict, breach, violation or default singly or in the aggregate, would not reasonably be expected to have a Material Adverse Effect); and except for such consents, approvals, authorizations, registrations or qualifications as may be required under applicable state securities and Blue Sky laws in connection with the purchase and distribution of the Securities by the Initial Purchaser or as set forth in the Registration Rights Agreement, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the Indenture, the Registration Rights Agreement, the New Credit Agreement and the Subsidiary Intercompany Note by the Issuers and Bowie (to the extent each is a party thereto), the consummation of the transactions contemplated hereby and thereby, and the issuance and sale of the Securities and the Exchange Securities by the Issuers.

                  (r) Neither the Company nor any of its subsidiaries is in breach or violation of any of the terms or provisions of any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the properties or assets of the Company or any of its subsidiaries are subject, nor is the Company or any of its subsidiaries in violation of the provisions of its respective charter or by-laws or any statute or any judgment, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, any of its subsidiaries or any of their properties or assets (except to the extent any such conflict, breach, violation or default is cured at or prior to the Closing Date and within the grace period applicable thereto or would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect).

                  (s) As of the Closing Date, the Securities and the Indenture will conform in all material respects to the descriptions thereof contained in the Final Memorandum. As of the Closing Date, the provisions of the Registration Rights Agreement and the New Credit Agreement, to the extent that such provisions are summarized in the Final Memorandum, will conform in all material respects to the descriptions thereof contained in the Final Memorandum.

                  (t) Except as set forth in the Registration Rights Agreement, there are no contracts, agreements or understandings between the Company or any of its subsidiaries and any person granting such person the right to require the Company or any of its subsidiaries to file a registration statement under the Securities Act with respect to any securities owned or to be owned by such person or to require the Company or any of its subsidiaries to include such securities in any securities being registered pursuant to any registration statement filed by the Company or any of its subsidiaries under the Securities Act.

                  (u) Except as set forth in the Preliminary Memorandum and the Final Memorandum, there is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending or, to the knowledge of the Issuers, threatened against or affecting the Company or any of its subsidiaries, which would reasonably be expected to result in a Material Adverse Change or, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect or materially and adversely affect the offering of the Securities.

                  (v) The Company and each of its subsidiaries has good and indefeasible title in fee simple to all real property and good and indefeasible title to all personal property owned by it and necessary in the conduct of the business of the Company or such subsidiary, in each case free and clear of all liens, encumbrances and defects except
         (i) such as are referred to in the Final Memorandum or (ii) such as do not materially and adversely affect the value of such property to the Company or such subsidiary, and do not interfere with the use made and proposed to be made of such property by the Company or such subsidiary to an extent that such interference would, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect. All leases to which the Company or its subsidiaries is a party are valid and binding, and no default has occurred or is continuing thereunder which could, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect or materially and adversely affect the offering of the Securities, and the Company and its subsidiaries enjoy peaceful and undisturbed possession under all such leases to which any of them is a party as lessee (with such exceptions as do not materially interfere with the use made by the Company or such subsidiary). The Company and its subsidiaries possess adequate certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, and except as set forth in the Final Memorandum, neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                  (w) Each of Arthur Andersen LLP and Ernst & Young LLP, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants within the meaning of Rule 101 of the Code of Professional Conduct of the American Institute of Certified Public Accountants (the "AICPA"). The financial statements included in the Preliminary Memorandum and the Final Memorandum present fairly in all material respects the combined financial position of the Company and its subsidiaries, on a combined basis, as at the dates indicated and the results of their respective operations and the changes in their combined financial position for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved, except as indicated therein, and comply as to form in all material respects with the requirements applicable to such financial statements included in registration statements under the Securities Act. The Company and each of its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability;
         (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  The unaudited pro forma financial statements included in the Preliminary Memorandum and the Final Memorandum have been prepared on a basis consistent with the historical financial statements of the Company and its subsidiaries and give effect to assumptions used in the preparation thereof on a reasonable basis and in good faith and present fairly the historical and proposed transactions contemplated by the Preliminary Memorandum and the Final Memorandum; and such unaudited pro forma financial statements comply as to form in all material respects with the requirements applicable to pro forma financial statements included in registration statements on Form S-1 under the Act. The other unaudited pro forma financial and statistical information and data included in the Preliminary Memorandum and the Final Memorandum are, in all material respects, accurately presented and prepared on a basis consistent with the pro forma financial statements.

                  The historical and unaudited pro forma financial statements included in the Preliminary Memorandum and the Final Memorandum constitute all of the financial statements that would be required to be included in a registration statement on Form S-1 under the Securities Act, except for the exclusion of Bowie financial statements in the 1994 combined financial statements of AEI Holding Company, Inc.

                  (x) Neither the Company nor any of its subsidiaries is now or, after giving effect to the issuance of the Securities, and the application of the proceeds thereof, will be (i) insolvent, (ii) left with unreasonably small capital with which to engage in its anticipated businesses or (iii) incurring debts beyond its ability to pay such debts as they become due.

                  (y) Except as would not reasonably be expected to have a Material Adverse Effect, the Company and its subsidiaries own, or otherwise possess the right to use, all patents, trademarks, service marks, trade names and copyrights, all applications and registrations for each of the foregoing, and all other proprietary rights and confidential information used in the conduct of their respective businesses as currently conducted; and neither the Company nor any of its subsidiaries has received any notice or is otherwise aware, of any infringement of or conflict with the rights of any third party with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a Material Adverse Effect. The Company and its subsidiaries do not own or otherwise possess the right to use any patents, trademarks, service marks, trade names and copyrights, the loss of which would result in a Material Adverse Effect.

                  (z) The Company and its subsidiaries are (i) in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect. In connection with the preparation of the Offering Memorandum, the Company conducted a review of the effect of

         Environmental Laws on the business, operations and properties of the Company and its subsidiaries, in the course of which it identified and evaluated associated costs and liabilities (including, without limitation, any capital or operating expenditures required for reclamation, clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                  (aa) No labor problem or disturbance with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Issuers, is threatened which, singly or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

                  (bb) Neither the Company nor any of its subsidiaries, nor, to any Issuers' knowledge, any director, officer, agent, employee, stockholder or other person, in any such case, acting on behalf of the Company or any of its subsidiaries, has used any corporate funds during the last five years for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended; or made any bribe, payoff, influence payment, kickback or other payment that is unlawful.

                  (cc) Neither the Company nor any of its subsidiaries has taken, and none of them will take, any action that would cause this Agreement or the issuance or sale of the Securities and Exchange Securities to violate Regulation G, T, U or X of the Board of Governors of the Federal Reserve System or analogous foreign laws and regulations.

                  (dd) The Company and its subsidiaries have complied with all provisions of Section 517.075, Florida Statutes (Chapter 92-198, Laws of Florida) relating to doing business with the Government of Cuba or with persons or affiliates located in Cuba.

                  (ee) Other than as specifically identified in the Offering Memorandum or as set forth on Schedule B hereto, neither the Company nor any subsidiary is a party to any contract or agreement that would be required to be filed with the Commission as an exhibit to a registration statement on Form S-1 pursuant to entries (2), (4) and
         (10) of the Exhibit Table of Item 601 of Regulation S-K under the Securities Act.

                  (ff) No Issuer or Affiliate of any Issuer has sold, offered for sale or solicited offers to buy or otherwise negotiated in respect of any security (as defined in the Securities Act) in a transaction that would require the registration under the Securities Act of the Securities.

                  (gg) Neither the Company nor any subsidiary is a "public utility" or a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         2. PURCHASE AND SALE. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Issuers agree to sell to the Initial Purchaser and the Initial Purchaser agrees to purchase the aggregate principal amount of Securities set forth opposite its name as shown in Schedule C hereto, at a purchase price equal to 97.25% of the principal amount thereof.

         The Issuers shall not be obligated to deliver any of the Securities to be delivered except upon payment for all the Securities to be purchased as provided herein.

         3. SALE AND RESALE OF THE SECURITIES BY THE INITIAL PURCHASER. The Initial Purchaser represents and warrants to the Issuers that:

                  (a) It will offer the Securities to be purchased hereunder for resale only upon the terms and conditions set forth in this Agreement and in the Final Memorandum.

                  (b) It (i) will not solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Regulation D or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act, and (ii) will solicit offers for the Securities only from, and will offer, sell or deliver (the "Exempt Resales") the Securities, as part of its initial offering, only to the following persons (each an "Eligible Purchaser"): (A) persons whom the Initial Purchaser reasonably believes to be qualified institutional buyers ("QIBs") as defined in Rule 144A under the Securities Act, as such rule may be amended from time to time ("Rule 144A") or, if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to such Initial Purchaser that each such account is a QIB, to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A, (B) to a limited number of institutional accredited investors as defined in Rule 501(a) (1), (2), (3) or (7) under Regulation D ("Accredited Investors") that, prior to their purchase of the Securities, execute and deliver a letter containing certain representations and agreements in the form attached as Annex A to the Final Memorandum and (C) outside the United States in offshore transactions in reliance on Regulation S.

                  (c) With respect to Securities sold in reliance on Regulation S, (i) neither the Initial Purchaser nor any of its affiliates nor anyone acting on its behalf has offered or sold, or will offer or sell, any Securities by means of any directed selling efforts (as defined in Rule 902 of Regulation S) in the United States, (ii) at or prior to confirmation of all sales of Securities made in reliance on Regulation S, it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases the Securities from it during the restricted period a confirmation or notice to substantially the following effect:

                  "The Securities covered hereby have not been registered under the U.S. Securities Act of 1933 (the "Securities Act") and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of a distribution thereof at any time or (ii) otherwise until 40 days after the later of the date of the commencement of the offering and the closing date, except in either case in accordance with an exemption from or in a transaction not subject to the Securities Act. Terms used above have the meanings given them by Regulation S."

         The sale of the Securities to non-U.S. persons in offshore transactions is not part of a plan or scheme to avoid the registration requirements of the Securities Act.

                  (d) (i) It has not solicited, and will not solicit, offers to purchase any of the Securities from, (ii) it has not sold, and will not sell, any of the Securities to, and (iii) it has not distributed, and will not distribute, the Preliminary Memorandum or the Final Memorandum to, any person or entity in any jurisdiction outside of the United States except, in each case, in compliance in all material respects with all applicable laws of such jurisdiction. For purposes of this Agreement, "United States" means the United States of America, its territories, its possessions (including the Commonwealth of Puerto
         Rico), and other areas subject to its jurisdiction.

                  (e) Unless prohibited by applicable law, (i) it will furnish to each person to whom it offers any Securities, a copy of the Preliminary Memorandum (as amended or supplemented) or Final Memorandum or (unless delivery of such Preliminary Memorandum is required by applicable law) shall inform each such person that a copy of such Preliminary Memorandum or the Final Memorandum will be available upon request and (ii) it will furnish to each person to whom it sells Securities a copy of the Final Memorandum (as then amended or supplemented by applicable law) and shall inform each such person that a copy of such Final Memorandum will be available upon request.

         4. DELIVERY OF AND PAYMENT FOR THE SECURITIES. Delivery of and payment for the Securities shall be made at the office of Latham & Watkins, 885 Third Avenue, New York, New York at 9:00 A.M., New York City time, on November 12, 1997, or at such other date or place as shall be determined by agreement between the Initial Purchaser and the Company. This date and time are sometimes referred to herein as the "Closing Date." On the Closing Date, the Issuers shall deliver or cause to be delivered the Securities to the Initial Purchaser for the account of the Initial Purchaser against payment to or upon the order of the Company of the purchase price by wire transfer in federal (same-day) funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of the Initial Purchaser hereunder. Upon delivery, the Securities shall be in definitive fully registered form and registered in the name of Cede & Co., as nominee of the Depository Trust Company ("DTC"), or such other name or names and in such denominations as the Initial Purchaser shall request in writing not less than one business day prior to the Closing Date. For the purpose of expediting the checking and packaging of the Securities, the Issuers shall make the Securities available for inspection by the Initial Purchaser in New York, New York, not later than 2:00 P.M., New York City time, on the business day prior to the Closing Date.

         5. FURTHER AGREEMENTS OF THE ISSUERS. The Issuers jointly and severally agree with the Initial Purchaser as set forth below in this Section 5:

                  (a) The Issuers will furnish to the Initial Purchaser, without charge, as many copies of the Final Memorandum and any supplements and amendments thereto as they may reasonably request.

                  (b) Prior to making any amendment or supplement to the Preliminary Memorandum or the Final Memorandum, the Issuers shall furnish a copy thereof to the Initial Purchaser and counsel to the Initial Purchaser and will not effect any such amendment or supplement to which the Initial Purchaser shall reasonably object by notice to the Company after a reasonable period to review.

                  (c) If, at any time prior to completion of the distribution of the Securities by the Initial Purchaser, any event shall occur or condition exist as a result of which it is necessary, in the opinion of counsel for the Initial Purchaser or counsel for the Issuers, to amend or supplement the Final Memorandum in order that the Final Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in light of the circumstances existing at the time it is delivered to a purchaser, or if it is necessary to amend or supplement the Final Memorandum to comply with applicable law, the Issuers will promptly prepare such amendment or supplement as may be necessary to correct such untrue statement or omission or so that the Final Memorandum, as so amended or supplemented, will comply with applicable law and furnish to the Initial Purchaser such number of copies of such amendment or supplement as they may reasonably request.

                  (d) So long as any Securities are outstanding and are "Restricted Securities" within the meaning of Rule 144(a)(3) under the Securities Act and during any period in which the Issuers are not subject to Section 13 or 15(d) of the Exchange Act of 1934, as amended (the "Exchange Act"), the Issuers will furnish to holders of the Securities and prospective purchasers of Securities designated by such holders, upon request of such holders or such prospective purchasers, the information, if any, required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

                  (e) So long as the Securities and Exchange Securities are outstanding, the Issuers will furnish to the Initial Purchaser copies of any annual reports, quarterly reports and current reports filed with the Securities and Exchange Commission ("SEC") on Forms 10-K, 10-Q and 8-K, or such other similar forms as may be designated by the SEC, and such other documents, reports and information as shall be furnished by the Issuers to the Trustee or to the holders of the Securities and Exchange Securities pursuant to the Indenture.

                  (f) The Issuers will use their best efforts to qualify the Securities for sale under the securities or Blue Sky laws of such jurisdictions as the Initial Purchaser reasonably designates and to continue such qualifications in effect so long as reasonably required for the distribution of the Securities. The Issuers will also arrange for the determination of the eligibility for investment of the Securities under the laws of such jurisdictions as the Initial Purchaser reasonably requests. Notwithstanding the foregoing, the Issuers shall not be obligated to qualify as a foreign corporation in any jurisdiction in which they are not so qualified or to file a general consent to service of process or to subject themselves to taxation in respect of doing business in any jurisdiction in which it is not otherwise subject.

                  (g) The Issuers will use their best efforts to permit the Securities to be designated PORTAL securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. relating to trading in the PORTAL market and to permit the Securities to be eligible for clearance and settlement through DTC.

                  (h) Except following the effectiveness of any Registration Statement (as defined in the Registration Rights Agreement) and except for such offers as may be made as a result of, or subsequent to, filing such Registration Statement or amendments thereto prior to the effectiveness thereof, the Issuers will not, and will cause their affiliates not to, solicit any offer to buy or offer to sell the Securities by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

                  (i) The Issuers will take such steps as shall be necessary to ensure that neither the Company nor any of its subsidiaries shall become (i) an "investment company" within the meaning of the Investment Company Act, or (ii) a "holding company" or a "subsidiary company" or an "affiliate" of a holding company within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                  (j) The Company and its subsidiaries will not, and will cause their affiliates not to, take any action that would require the registration under the Securities Act of the Securities (other than pursuant to the Registration Rights Agreement) including, without limitation, (i) engaging in any directed selling efforts (within the meaning of Regulation S) during any applicable restricted period or
         (ii) offering any other securities in a manner that would be integrated with the transactions contemplated hereby.

                  (k) Prior to the consummation of the Exchange Offer or the effectiveness of an applicable shelf registration statement if, in the reasonable judgment of the Initial Purchaser, the Initial Purchaser or any of its affiliates are required to deliver an offering memorandum in connection with sales of, or market-making activities with respect to, the Securities, (A) the Issuers will periodically amend or supplement the Final Memorandum so that the information contained in the Final Memorandum complies with the requirements of Rule 144A of the Securities Act, (B) the Issuers will amend or supplement the Final Memorandum when necessary to reflect any material changes in the information provided therein so that the Final Memorandum will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances existing as of the date the Final Memorandum is so delivered, not misleading and (C) the Issuers will provide the Initial Purchaser with copies of each such amended or supplemented Final Memorandum, as the Initial Purchaser may reasonably request.

                  The Issuers hereby expressly acknowledge that the indemnification and contribution provisions of Section 8 hereof are specifically applicable and relate to each offering memorandum, registration statement, prospectus, amendment or supplement referred to in this Section 5(k).

                  (l) The Issuers will do all things reasonably necessary to satisfy the closing conditions set forth in Section 7 hereof.

         6. EXPENSES. The Issuers, jointly and severally, agree to pay (a) the costs incident to the authorization, issuance, sale and delivery of the Securities and Exchange Securities and any issue or stamp taxes payable in that connection; (b) the costs incident to the preparation and printing of the Preliminary Memorandum, the Final Memorandum and any amendments, supplements and exhibits thereto; (c) the costs of distributing the Preliminary Memorandum, the Final Memorandum and any amendment or supplement thereto; (d) the fees and expenses of qualifying the Securities and Exchange Securities under the securities laws of the several jurisdictions as provided in Section 5(f) hereof and of preparing, printing and distributing a Blue Sky Memorandum (including reasonable related fees and expenses of counsel to the Initial Purchaser); (e) the cost of printing the Securities and the Exchange Securities; (f) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of any counsel for the Trustee in connection with the Indenture and the Securities and Exchange Securities; (g) any fees paid to rating agencies in connection with the rating of the Securities and Exchange Securities; (h) the costs and expenses of DTC and its nominee, including its book-entry system; (i) all expenses and listing fees incurred in connection with the application for quotation of the

Securities on the PORTAL market; and (j) all other costs and expenses incident to the performance of the obligations of the Issuers under this Agreement.

         7. CONDITIONS OF INITIAL PURCHASER'S OBLIGATIONS. The obligations of the Initial Purchaser to purchase the Securities shall be subject to the accuracy of the representations and warranties on the part of the Issuers contained herein at the Execution Time and the Closing Date, to the accuracy of the statements of the Issuers made in any certificates pursuant to the provisions hereof, to the performance by the Issuers of their obligations hereunder in all material respects and to the following additional conditions:

                  (a) The Initial Purchaser shall not have discovered and disclosed to the Company on or prior to the Closing Date that the Final Memorandum or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of Latham & Watkins, counsel for the Initial Purchaser, is material or omits to state a fact which, in the opinion of such counsel, is material and is necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (b) The Final Memorandum shall have been printed and copies distributed to the Initial Purchaser as soon as practicable but in no event later than on the Business Day following the date of this Agreement or at such later date and time as to which the Initial Purchaser may agree, and no stop order suspending the qualification or exemption from qualification of the Securities in any jurisdiction referred to in Section 5(f) hereof shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or threatened.

                  (c) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency which would, as of the Closing Date, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect; no action, suit or proceeding shall have been commenced and be pending against or affecting or, to the knowledge of the Company, threatened against, the Company or any of its subsidiaries before any court or arbitrator or any governmental body, agency or official that, singly or in the aggregate, if adversely determined, would reasonably be expected to result in a Material Adverse Effect; and no stop order shall have been issued by the SEC or any governmental agency of any jurisdiction referred to in Section 5(f) hereof preventing the use of the Final Memorandum, or any amendment or supplement thereto, or which would reasonably be expected to have a Material Adverse Effect.

                  (d) Since the dates as of which information is given in the Final Memorandum and other than as set forth in the Final Memorandum,
         (i) there shall not have been any Material Adverse Change, or any development that is reasonably likely to result in a Material Adverse Change, or any material change in the long-term debt, or material increase in the short-term debt, from that set forth in the Final Memorandum; (ii) no dividend or distribution of any kind shall have been declared, paid or made by the Company on any class of its capital stock; (iii) the Company and its subsidiaries shall not have incurred any liabilities or obligations, direct or contingent, that are material, individually or in the aggregate, to the Company and its subsidiaries, taken as a whole, and that are required to be disclosed on a balance sheet or notes thereto in accordance with generally accepted accounting principles and are not disclosed on the latest balance sheet or notes thereto included in the Final Memorandum.

                  (e) The Company shall have consummated the Organizational Transactions (as defined in the Final Memorandum).

                  (f) Since the dates as of which information is given in the Final Memorandum and other than as set forth in the Final Memorandum, there shall not have been any material change in the contracts listed on Schedule B hereto or otherwise discussed or disclosed in the Final Memorandum under the caption "Business--Major Sales Contracts."

                  (g) The Initial Purchaser shall have received a certificate, dated the Closing Date, signed on behalf of the Company by (i) Don Brown, Chief Executive Officer and (ii) Harold Sergent, Executive Vice President (or, in the alternate, John Baum, Chief Financial Officer), confirming that (A) such officers have participated in conferences with other officers and representatives of the Issuers, representatives of the independent public accountants of the Issuers and representatives of counsel to the Issuers at which the contents of the Final Memorandum and related matters were discussed and (B) the matters set forth in paragraphs (b), (c), (d), (e) and (f) of this
         Section 7 are true and correct as of the Closing Date.

                  (h) The Initial Purchaser shall have received a certificate, dated the Closing Date, signed on behalf of the Company by Harold Sergent, Executive Vice President (or, in the alternate, Vic Grubb, Treasurer and Controller), in form and substance satisfactory to the Initial Purchaser, with respect to certain matters relating to the disclosure in the Final Memorandum (i) under the caption "Projected Pro Forma Combined Financial Data," (ii) in the column under the heading "Pro Forma--Projected Fiscal Year 1997" under the caption "Summary Unaudited Pro Forma and Projected Pro Forma Combined Financial Data," (iii) referred to in footnote 1 to the table following the first paragraph under the caption "Business--Mining Operations--Coal Production," (iv) referred to in footnotes 2 and 3 to the table in the first paragraph under the caption "Business--Major Sales Contracts--Customers" and (v) referred to in footnote 1 to the table in the second paragraph under the caption "Business--Major Sales Contracts--Customers" and in the last sentence of footnote 3 to such table.

                  (i) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Securities, the Exchange Securities, the Indenture, the Registration Rights Agreement, the Final Memorandum, the New Credit Agreement and all other legal matters relating to this Agreement and the transactions contemplated hereby and thereby, shall be reasonably satisfactory in all material respects to counsel for the Initial Purchaser, and the Issuers shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

                  (j) Brown, Todd & Heyburn, counsel for the Issuers, shall have furnished to the Initial Purchaser its written opinion (containing customary limitations and approvals that shall be reasonably satisfactory in all material respects to the Initial Purchaser's counsel), addressed to the Initial Purchaser and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchaser, to the effect that:

                           (i) The Company and each of its subsidiaries is
                  validly existing as a corporation and is in good standing under the laws of its jurisdiction of incorporation. The Company and each of its subsidiaries is duly qualified to do business and in good standing as foreign corporations in each jurisdiction with respect to which it has certified to us that they own property, maintain business or have employees (except where failure to so qualify would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect).

                           (ii) Assuming, (i) the accuracy of and compliance
                  with the representations, warranties and covenants of the Issuers set forth in Section 1 of this Agreement, and (ii) the accuracy of and compliance with the Initial Purchaser's representations, warranties and covenants set forth in this Agreement, the offer, issuance, sale and delivery of the Securities to the Initial Purchaser, and the initial reoffer, resale and delivery of the Securities by the Initial Purchaser, as contemplated by this Agreement and the Final Memorandum, do not require registration under the Securities Act, or qualification of the Indenture under the Trust Indenture Act, it being understood that no opinion is expressed as to any subsequent resale of Securities or any resale of Securities by any person other than the Initial Purchaser.

                           (iii) Each of the Company and the Guarantors has the
                  corporate power and authority to execute and deliver, and to consummate the transactions contemplated by, this Agreement; the Company has the corporate power and authority to issue and deliver the Notes as contemplated by this Agreement; and the Guarantors have the corporate power and authority to issue and deliver the Guarantees as contemplated by this Agreement.

                           (iv) The execution and delivery of this Agreement
                  have been duly authorized by all requisite corporate action of the Company and each Guarantor, and this Agreement has been duly executed and delivered by the Company and each Guarantor.

                           (v) The execution and delivery of the Indenture have
                  been duly authorized by all requisite corporate action of the Company and each Guarantor; and the Indenture has been duly executed and delivered by the Company and each Guarantor, and assuming due authorization, execution and delivery by the Trustee, is a valid and binding agreement of the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with its terms, except that enforcement thereof may be subject to (A) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and (B) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and the exercise of discretionary authority of any court before which a proceeding may be brought.

                           (vi) The execution and delivery of the Securities
                  have been duly authorized by all requisite corporate action of the Company and each of the Guarantors; the Notes have been duly executed and delivered by the Company and the Guarantees have been duly executed and delivered by the Guarantors and, assuming due authentication by the Trustee, the Notes and the Guarantees are valid and binding obligations of the Company and each of the Guarantors, respectively, entitled to the benefits of the Indenture, enforceable against the Company and each of the Guarantors in accordance with their terms, except that enforcement thereof may be subject to (A) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and (B) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and the exercise of discretionary authority of any court before which a proceeding may be brought.

                           (vii) The execution and delivery of the Exchange
                  Securities have been duly authorized by all requisite corporate action of the Company and each of the Guarantors; and, when duly executed and delivered by the Company and each of the Guarantors and duly authenticated by the Trustee, will be valid and binding obligations of the Company and each of the Guarantors, entitled to the benefits of the Indenture, enforceable against the Company and each of the Guarantors in accordance with their terms, except that enforcement thereof may be subject to (A) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and (B) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and the exercise of discretionary authority of any court before which a proceeding may be brought.

                           (viii) The execution and delivery of the
                  Registration Rights Agreement have been duly authorized by all requisite corporate action of the Company and each of the Guarantors; the Registration Rights Agreement has been duly executed and delivered by the Company and each of the Guarantors and, assuming due authorization, execution and delivery by the Initial Purchaser, the Registration Rights Agreement is a valid and binding agreement of the Company and each of the Guarantors, enforceable against the Company and each of the Guarantors in accordance with its terms, except that (i) enforcement thereof may be subject to (A) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and (B) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and the exercise of discretionary authority of any court before which a proceeding may be brought and (ii) the validity and enforceability of any indemnification or contribution provisions thereof may be limited under applicable securities laws or public policies.

                           (ix) The execution and delivery of the New Credit
                  Agreement have been duly authorized by all requisite corporate action of the Company and each of the Guarantors (to the extent each is a party thereto); and the New Credit Agreement has been duly executed and delivered by the Company and each of the Guarantors (to the extent each is a party thereto) and, assuming the due authorization, execution and delivery by the other parties thereto, is a valid and binding agreement of the Company and each of the Guarantors (to the extent each is a party thereto), enforceable against each of the Company and the Guarantors (to the extent each is a party thereto) in accordance with its terms, except that enforcement thereof may be subject to (A) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and (B) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and the exercise of discretionary authority of any court before which a proceeding may be brought.

                           (x) The execution and delivery of the Subsidiary
                  Intercompany Note have been duly authorized by all requisite corporate action of the Company and Bowie; and the Subsidiary Intercompany Note has been duly executed and delivered by the Company and Bowie and is a valid and binding agreement of the Company and Bowie, enforceable against each of the Company and Bowie in accordance with its terms, except that enforcement thereof may be subject to (A) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and (B) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and the exercise of discretionary authority of any court before which a proceeding may be brought.

                           (xi) Except as disclosed in the Final Memorandum,
                  all of the capital stock of the Company's subsidiaries is owned of record by the Company. All shares of capital stock of the Company's subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and except as disclosed in the Final Memorandum, to the knowledge of such counsel, all such shares are owned by the Company free and clear of any security interests, liens, pledges or encumbrances.

                           (xii) To the knowledge of such counsel, neither the
                  Company nor any of its subsidiaries is in violation of its corporate charter or by-laws, or in default under any material agreement (including loan and credit agreements), indenture or instrument known to such counsel, which default could, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect; to the best knowledge of such counsel, the Company and each of its subsidiaries is not in violation of any material law, ordinance, governmental rule or regulation or court decree to which it may be subject which violation, singly or in the aggregate, would not reasonably be expected to have a Material Adverse Effect and has obtained each material license, permit, patent, certificate, franchise or other governmental authorization or permit (collectively, "Permits") necessary to ownership of its properties or to the conduct of its business as described in the Final Memorandum, other than Permits being applied for in the ordinary course of business of the subsidiaries and other than Permits the violation of or failure to obtain which would singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                           (xiii) The execution and delivery by the Company and
                  each of the Guarantors of this Agreement, the Purchase Agreement, the Indenture, the Registration Rights Agreement, the New Credit Agreement (or, in the case of the Guarantors, the guarantees related thereto) and the Subsidiary Intercompany Note, the consummation by the Company and the Guarantors of the transactions contemplated hereby and thereby and by the Final Memorandum will not (A) to the knowledge of such counsel, result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material agreement or instrument of the Company or any of its subsidiaries or (B) result in any violation of the provisions of the charter or bylaws of the Company or any of its subsidiaries, or, to the knowledge of such counsel, any applicable law, rule or regulation (other than Securities Laws as to which an opinion is given in paragraph (ii) above) with respect to the Company or any of its subsidiaries or, to the knowledge of such counsel, any rule or regulation (other than Securities Laws (as defined below) as to which an opinion is given in paragraph (ii) above) or order of any court or governmental agency having jurisdiction over the Company or any of its subsidiaries, except for such violations that would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect; and, to the knowledge of such counsel, except for such consents, approvals or authorizations of, or filings, registrations or qualifications with, governmental authorities as may be required under the Securities Act and the rules and regulations thereunder, the Trust Indenture Act and the rules and regulations thereunder or applicable states securities or Blue Sky laws, rules or regulations (all of such laws, rules and regulations are collectively referred to herein as "Securities Laws") in connection with the purchase and distribution of the Securities by the Initial Purchaser and as set forth in, and in order to consummate the transactions contemplated by, the Registration Rights Agreement, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required in connection with the execution and delivery by the Company and the Guarantors of this Agreement, the Purchase Agreement Supplement, the Indenture, the Registration Rights Agreement, the New Credit Agreement, or the Subsidiary Intercompany Note, the consummation by the Company and the Guarantors of the transactions contemplated hereby and thereby and the issuance and sale of the Securities and Exchange Securities by the Company and the Guarantors.

                           (xiv) The descriptions in the Final Memorandum of
                  the Indenture, the Securities, the Registration Rights Agreement, the New Credit Agreement and the Subsidiary Intercompany Note are accurate summaries of such documents in all material respects.

                           (xv) To the knowledge of such counsel, the Company
                  and its subsidiaries own or otherwise possess the right to use all patents, trademarks, service marks, trade names and copyrights, all applications and registrations for each of the foregoing, used in the conduct of their respective businesses as currently conducted; and, to the knowledge of such counsel neither the Company nor any of its subsidiaries has received any notice, of any infringement of or conflict with the rights of any third party with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect on the Company.

                           (xvi) To the knowledge of such counsel, the
                  statements made in the Final Memorandum under the heading "Business -- Legal Proceedings" to the extent they constitute matters of law or legal conclusions, have been reviewed by such counsel and fairly present in all material respects the information disclosed therein.

                           (xvii) To such counsel's knowledge, no legal or
                  governmental proceedings are pending to which the Company or any of its subsidiaries is a party that would be required under the Securities Act to be described in a registration statement on Form S-1 or a prospectus contained therein delivered at the time of the confirmation of the sale of an offering of securities registered under the Securities Act that are not described in the Final Memorandum, or, to such counsel's knowledge, that seek to restrain, enjoin, prevent the consummation of or otherwise challenge the issuance or sale of the Securities to the Initial Purchaser or the consummation of the transactions described in the Final Memorandum under the caption "Use of Proceeds."

                           (xviii) Neither the Company nor any of its
                  subsidiaries is (i) subject to registration and regulation as an "investment company" within the meaning of the Investment Company Act, or (ii) a "holding company" or a "subsidiary company" or an "affiliate" of a holding company within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                           (xix) When the Securities are issued and delivered
                  pursuant to this Agreement, such Securities will not be of the same class (within the meaning of Rule 144A(d)(3) under the Securities Act) as securities of the Company or any of its subsidiaries that are listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted on an automated inter-dealer quotation system.

                           (xx) Assuming the Initial Purchaser purchases the
                  Securities in accordance with Rule 144A under the Securities Act, neither the issuance or sale of the Securities nor the application by the Company of the net proceeds thereof as set forth in the Final Memorandum will violate Regulation G, T, U or X of the Board of Governors of the Federal Reserve System.

                  In addition, such counsel shall also state that such counsel has participated in conferences with officers and representatives of the Issuers, representatives of the independent public accountants for the Issuers and representatives of the Initial Purchaser and its counsel at which the contents of the Final Memorandum and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for and has not verified the accuracy, completeness or fairness of the statements contained in the Final Memorandum, and has not made any independent check or verification thereof, on the basis of the foregoing (relying as to materiality to the extent they deemed appropriate upon facts provided by officers and other representatives of the Issuers), no facts have come to the attention of such counsel that lead such counsel to believe that the Final Memorandum, as of its date or the Closing Date, contained an untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in light of the circumstances under which there were made, not misleading (it being understood that such counsel need express no belief or opinion with respect to the financial statements and notes thereto and other financial and statistical data included therein).

                  (k) You shall have received on the Closing Date an opinion of Latham & Watkins, counsel for the Initial Purchaser, dated the Closing Date and addressed to you, in form and substance reasonably satisfactory to you.

                  (l) The Issuers and the Trustee shall have entered into the Indenture and the Initial Purchaser shall have received counterparts, conformed as executed, thereof.

                  (m) The Issuers and the Initial Purchaser shall have entered into the Registration Rights Agreement and the Initial Purchaser shall have received counterparts, conformed as executed, thereof.

                  (n) The Issuers shall have entered into the New Credit Agreement (the form and substance of which shall be reasonably acceptable to the Initial Purchaser) and the Initial Purchaser shall have received counterparts, conformed as executed, thereof and of all other documents and agreements entered into in connection therewith. There shall exist at and as of the Closing Date no conditions that would constitute a default (or an event that with notice or the lapse of time, or both, would constitute a default) under the New Credit Agreement. On the Closing Date, the New Credit Agreement shall be in full force and effect and shall not have been modified.

                  (o) The Company shall have been assigned those certain promissory notes comprising of (I) a term loan promissory note in an original principal amount of $12,000,000, (ii) a revolving loan promissory note in an original principal amount of $3,000,000 and
         (iii) a letter of credit promissory note in an original principal amount of $500,000 (collectively, the "Assigned Notes"), in each case made by Bowie and dated as of June 17, 1997 and payable to The Provident Bank, and Ohio banking corporation; and the Initial Purchaser shall have received counterparts, conformed as executed, thereof and of all other documents and agreements entered into in connection therewith. There shall exist at and as of the Closing Date no conditions that would constitute a default (or an event that with notice or the lapse of time, or both, would constitute a default) under the Assigned Notes. On the Closing Date, the Assigned Notes shall be in full force and effect and shall not have been modified other than such modifications as are reasonably acceptable to the Initial Purchaser.

                  (p) The Company and Bowie shall have entered into the Subsidiary Intercompany Note (the form and substance of which is set forth in the Indenture) and the Initial Purchaser shall have received counterparts, conformed as executed, thereof and of all other documents and agreements entered into in connection therewith. There shall exist at and as of the Closing Date no conditions that would constitute a default (or an event that with notice or the lapse of time, or both, would constitute a default) under the Subsidiary Intercompany Note. On the Closing Date, the Subsidiary Intercompany Note shall be in full force and effect and shall not have been modified.

                  (q) At the Execution Time and at the Closing Date, Arthur Andersen LLP and Ernst & Young LLP shall have furnished to the Initial Purchaser a letter or letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance reasonably satisfactory to the Initial Purchaser, confirming that they are independent accountants within the meaning of Rule 101 of the Code of Professional Conduct of the AICPA and otherwise reasonably satisfactory in form and substance to the Initial Purchaser and its counsel.

                  (r) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest financial statements included in the Final Memorandum losses or interferences with their businesses, taken as a whole, from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Final Memorandum and (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company or its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Final Memorandum, the effect of which, in any such case described in clause (i) or (ii), is, in the reasonable judgment of the Initial Purchaser, so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Securities being delivered on the Closing Date on the terms and in the manner contemplated herein and in the Final Memorandum.

                  (s) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or The NASDAQ Stock Market's National Market or in the over-the-counter market shall have been suspended or materially limited, or minimum prices shall have been established on such exchange by the SEC, or by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the reasonable judgment of the Initial Purchaser, impracticable or inadvisable to proceed with the offering or delivery of the Securities being delivered on the Closing Date on the terms and in the manner contemplated herein and in the Final Memorandum.

                  (t) As of the Closing Date, no "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Securities Act (i) will have imposed (or will have informed the Company or any Guarantor that it is considering imposing) any condition (financial or otherwise) on the Company's or any Guarantor's retaining any rating assigned to the Company or any Guarantor, any securities of the Company or any Guarantor or (ii) will have indicated to the Company or any Guarantor that it is considering
         (a) the downgrading, suspension, or withdrawal of, or any review for a possible change that does not indicate the direction of the possible change in, any rating so assigned or (b) any change in the outlook for any rating of the Company, any Guarantor or any securities of the Company or any Guarantor.

                  (u) The Company shall have entered into (i) a Manufacture, Service, Use and License Agreement with Addington Enterprises relating to the purchase, maintenance and use of Addcar(TM) highwall mining systems and equipment, (ii) a Haulage and Delivery Agreement with TASK Trucking Company relating to certain trucking brokerage services,
         (iii) a service agreement with Mining Machinery, Inc. relating to maintenance and repair of equipment, (iv) certain leases with Mining Machinery, Inc. relating to properties leased by the Company and its subsidiaries and (v) a Sales Agency Agreement with Bowie Sales LLC relating to certain coal contracts, in each case on terms reasonably acceptable to the Initial Purchaser, and the Company shall have delivered an executed copy of each such agreement to the Initial Purchaser.

                  (v) Bowie shall have entered into a Marketing Agreement with Mitsui Matsushima Co., Ltd., relating to marketing of 22.5% of the coal produced by Bowie and payment of a 3.0% commission in connection therewith on terms reasonably acceptable to the Initial Purchaser, and the Company shall have caused Bowie to deliver an executed copy of such agreement to the Initial Purchaser.

                  (w) Latham & Watkins shall have been furnished with such documents, in addition to those set forth above, as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in this Section 7 and in order to evidence the accuracy, completeness or satisfaction in all material respects of any of the representations, warranties or conditions herein contained.

                  (x) Prior to the Closing Date, the Issuers shall have furnished to the Initial Purchaser such further information, certificates and documents as the Initial Purchaser may reasonably request.

                  All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchaser.

         8.       INDEMNIFICATION AND CONTRIBUTION.

                  (a) The Issuers jointly and severally agree to indemnify and hold harmless the Initial Purchaser, the directors, officers, employees and agents (including, without limitation, attorneys) of the Initial Purchaser and each person who controls the Initial Purchaser within the meaning of either the Securities Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Memorandum, the Final Memorandum or any information provided by the Issuers to any holder or prospective purchaser of Securities pursuant to Section 5(e), or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agree to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Issuers will not be liable in any such case to the Initial Purchaser to the extent that any such loss, claim, damage, liability or action arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission relating to the Initial Purchaser made in the Preliminary Memorandum or the Final Memorandum, or in any amendment thereof or supplement thereto, in reliance upon and in conformity with written information furnished to the Issuers by or on behalf of the Initial Purchaser specifically for inclusion therein.

                  (b) The Initial Purchaser agrees to indemnify and hold harmless the Issuers, their directors, officers, employees and agents (including, without limitation, attorneys), and each person who controls the Issuers within the meaning of either the Securities Act or the Exchange Act, to the same extent as the foregoing indemnity from the Issuers to the Initial Purchaser, but only with reference to written information relating to the Initial Purchaser furnished to the Issuers by or on behalf of the Initial Purchaser specifically for inclusion in the Preliminary Memorandum or the Final Memorandum (or in any amendment or supplement thereto). This indemnity agreement will be in addition to any liability which the Initial Purchaser may otherwise have. The Issuers and the Initial Purchaser acknowledge that the statements set forth in the last paragraph of the cover page and under the heading "Plan of Distribution" in the Preliminary Memorandum and the Final Memorandum constitute the only information furnished in writing by or on behalf of the Initial Purchaser for inclusion in the Preliminary Memorandum or the Final Memorandum (or any amendment or supplement thereto).

                  (c) Promptly after receipt by an indemnified party under this
         Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof, but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would, in the opinion of legal counsel to the indemnified party, present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have been informed in writing by legal counsel that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

                  (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Issuers and the Initial Purchaser agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Issuers and the Initial Purchaser may be subject in such proportion as is appropriate to reflect the relative benefits received by the Issuers and by the Initial Purchaser from the offering of the Securities; provided, however, that in no case shall the Initial Purchaser be responsible for any amount in excess of the purchase discount or commission applicable to the Securities purchased by the Initial Purchaser hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Issuers and the Initial Purchaser shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Issuers and of the Initial Purchaser in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Issuers shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses), and benefits received by the Initial Purchaser shall be deemed to be equal to the total purchase discounts and commissions received by the Initial Purchaser from the Issuers in connection with the purchase of the Securities hereunder. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Issuers or the Initial Purchaser. The Issuers and the Initial Purchaser agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation that does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls the Initial Purchaser within the meaning of either the Securities Act or the Exchange Act and each director, officer, employee and agent of the Initial Purchaser shall have the same rights to contribution as the Initial Purchaser, and each person who controls the Issuers within the meaning of either the Securities Act or the Exchange Act and each partner, officer, director, employee and agent of the Issuers shall have the same rights to contribution as the Issuers, subject in each case to the applicable terms and conditions of this paragraph (d).

         9. TERMINATION. The obligations of the Initial Purchaser hereunder may be terminated by the Initial Purchaser by notice given to and received by the Company prior to delivery of and payment for the Securities if, prior to that time, any of the events described in Sections 7(m) or 7(n) shall have occurred or if the Initial Purchaser shall decline to purchase the Securities for any reason permitted under this Agreement.

         10. REIMBURSEMENT OF INITIAL PURCHASER'S EXPENSES. If (a) the Issuers shall fail to tender the Securities for delivery to the Initial Purchaser otherwise than for any reason permitted under this Agreement or (b) the Initial Purchaser shall decline to purchase the Securities for any reason permitted under this Agreement, the Issuers shall reimburse the Initial Purchaser for the reasonable fees and expenses of their counsel and for such other reasonable out-of-pocket expenses as shall have been incurred by them in connection with this Agreement and the proposed purchase of the Securities, and upon demand the Issuers shall pay the full amount thereof to the Initial Purchaser.

         11. NOTICES, ETC. All statements, requests, notices and agreements hereunder shall be in writing, and:

                  (a) If to the Initial Purchaser, shall be delivered or sent by mail, telex or facsimile transmission to NationsBanc Montgomery Securities, Inc., 100 North Tryon Street, 20th Floor, Charlotte, North Carolina 28255, Attention: Scott Holmes, with a copy to Latham & Watkins, 885 Third Avenue, New York, New York 10022, Attention: Kirk
         A. Davenport.

                  (b) If to the Company, shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Final Memorandum, Attention: Don Brown, with a copy to Brown, Todd & Heyburn, 2700 Lexington Financial Center, Lexington, Kentucky 40507, Attention: Paul Sullivan.

                  Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Issuers shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Initial Purchaser.

         12. PERSONS ENTITLED TO BENEFIT OF AGREEMENT. This Agreement shall inure to the benefit of and be binding upon the Initial Purchaser, the Issuers and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Issuers contained in this Agreement shall also be deemed to be for the benefit of directors, officers, employees and agents (including, without limitation, attorneys) of the Initial Purchaser and the person or persons, if any, who control the Initial Purchaser within the meaning of Section 15 of the Securities Act and (B) the indemnity agreement of the Initial Purchaser contained in Section 8(b) of this Agreement shall be deemed to be for the benefit of directors of the Issuers, officers, employees and agents (including, without limitation, attorneys) of the Issuers and any person controlling any of the Issuers within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 12, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

         13. SURVIVAL. The respective indemnities, representations, warranties and agreements of the Issuers and the Initial Purchaser contained in this Agreement or made by or on behalf on them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

         14. DEFINITION OF "BUSINESS DAY." For purposes of this Agreement, "business day" means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in The City of New York, New York are authorized or obligated by law, executive order or regulation to close.

         15. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW RULES THEREOF.

         16. COUNTERPARTS. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

         17. HEADINGS. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

                            [Signature page follows]

                  If the foregoing correctly sets forth the agreement between the Issuers and the Initial Purchaser, please indicate your acceptance in the space provided for that purpose below.

                                     Very truly yours,

                                     AEI HOLDING COMPANY, INC.

                                     By:    /s/ John Lynch
                                        -------------------------------------
                                     Name:  John Lynch
                                     Title: Secretary

                                     ADDINGTON MINING, INC.

                                     By:    /s/ John Lynch
                                        -------------------------------------
                                     Name:  John Lynch
                                     Title: Secretary

                                     TENNESSEE MINING, INC.

                                     By:    /s/ John Lynch
                                        -------------------------------------
                                     Name:  John Lynch
                                     Title: Secretary

                                     IKERD-BANDY CO., INC.

                                     By:    /s/ John Lynch
                                        -------------------------------------
                                     Name:  John Lynch
                                     Title: Secretary

The foregoing Agreement is hereby confirmed, accepted and agreed as of the date first above written.

NATIONSBANC MONTGOMERY SECURITIES, INC.

By: /s/ Scott Holmes
    ------------------------------------
    Name: Scott Holmes
    Title: Director

                                   EXHIBIT A


                         Registration Rights Agreement

                                   SCHEDULE A

                                  Subsidiaries


     Name                                     Jurisdiction of Incorporation
     ----                                     -----------------------------
1.   Addington Mining, Inc.                   Kentucky

2.   Tennessee Mining, Inc.                   Kentucky

3.   Ikerd-Bandy Co., Inc.                    Kentucky

4.   Bowie Resources, Limited                 Colorado

                                   SCHEDULE B

                               MATERIAL CONTRACTS

I.   Addington Mining, Inc.

     1. Leases SA-098-274 and SA-098-358 with Lauren Land Company, a Kentucky corporation.

     2.  Lease SA-013-001 with Consol of Kentucky, Inc., a Delaware corporation.

     3.  Lease LA-098-370 with KYBC Land Corporation, a Kentucky corporation.

     4. Leases LA-098-099 and LA-098-390 with ANR Coal Company, LLC, a Delaware limited liability company.

     5. Lease LA-098-245 with The Elk Horn Coal Corporation, a West Virginia corporation.

     6.  Lease LA-013-003 with Ark Land Company, a Delaware corporation.

     7.  Leases LA-098-165 and LA-098-335 with Big Sandy, L.P., a ________
limited partnership.

     8. Leases SA-098-175 and SA-098-170 with Unit Coal Corporation, a _________ corporation.

     9.  Lease LA-098-368 with Lowe/Fraley heirs.

     10. Lease LA-098-367 with Roert Dworak.

II.  Tennessee Mining, Inc.

     1.  Lease _______ with Brimstone Company, a __________ corporation.

     2. Lease LA-010-001 with Coal Creek Manufacturing Company, a _________ corporation.

     3.  Lease _______ with the Bruno Grent estate.

III. Ikerd-Bandy Co., Inc.

     1.  Lease _______ with the South Mississippi Electric Power Association, a
__________.

     2. Lease _______ with Kentucky River Coal Corporation, a _________ corporation.

                                   SCHEDULE C

Initial Purchaser                                                    Amount
-----------------                                                    ------
NationsBanc Montgomery Securities, Inc......................... $200,000,000.00

                                                                $200,000,000.00
                                                                ===============